UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2022

SLR Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	814-00754	26-1381340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Park Avenue

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

(212) 993-1670

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SLRC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 7, 2022, SLR Investment Corp. (the “Company”) entered into an amended and restated limited liability company agreement (the “LLC Agreement”) with Sunstone Senior Credit L.P. (the “Investor”) to create a joint venture vehicle, SLR Senior Lending Program LLC (“SSLP”). SSLP is expected to invest primarily in senior secured cash flow loans. The Company and the Investor have each made initial equity commitments to SSLP of $50 million, resulting in a total equity commitment of $100 million. In addition, SSLP is expected to be levered with third party financing. Investment decisions and all other material decisions in respect of SSLP must be approved by representatives of the Company and the Investor.

The description above is only a summary of the material provisions of the LLC Agreement and is qualified in its entirety by reference to the copy of the form of LLC Agreement which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference thereto.

Item 7.01.	Regulation FD Disclosure.

On October 12, 2022, the Company issued a press release, the text of which is attached hereto as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits.

Exhibit No.	Description

10.1	Form of SLR Senior Lending Program LLC Amended and Restated Limited Liability Company Agreement, dated as of October 7, 2022, by and between SLR Investment Corp. and Sunstone Senior Credit L.P.

99.1	Press Release dated October 12, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLR Investment Corp.

Date: October 12, 2022	By:	/s/ Richard L. Peteka
Richard L. Peteka Secretary